SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) December 10, 2002





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                        4250 Buckingham Dr. #100
                       Colorado Springs, Colorado               80907
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


          Registrant's telephone, including area code: (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

     Simtek Corporation released the following press release dated December 9, 2002, titled "Letter to Simtek Shareholders":

                          LETTER TO SIMTEK SHAREHOLDERS

COLORADO SPRINGS, Colorado - December 9, 2002 - This information is provided to inform shareholders and other interested parties of Simtek's status and plans.

The past 15 months have proven to be every bit as difficult for our industry as was predicted after the terrorist attacks in New York and Washington D.C. These events, followed by corporate scandals and weak world markets, have caused wide-spread hand-wringing and delayed corporate investments. I don't recall such an extended period of uncertainty for the electronics industry as a whole or, more specifically, for semiconductor suppliers. It now appears, however, that declines in demand have stabilized, inventories are extremely low and that new programs in design for the past 12 to 24 months are starting to show a steady, if modest, shift to production.

Simtek has been busy this year on various fronts. First, we worked diligently to maintain market position with our current products during a very competitive period. Suppliers became more aggressive through pricing and special contract terms in efforts to win market share while total demand was declining. Extreme competition resulted in lower selling prices and even though we reduced production costs the net effect resulted in lower profit margins. Simtek didn't win every battle, but we did well with our traditional customer base and added new programs that will be significant as the market recovers next year. Production shipments of our 3 volt 256 Kbit products began in the 3rd quarter, which represented demand from new system designs.

Next, our Q-DOT group was busy with research and development contracts, primarily working with high performance Silicon Germanium technology sourced from IBM. Leading-edge development, especially related to national security, is currently of great interest, with funding available from various government agencies. Q-DOT R&D will show greater than 25% growth this year and we expect this trend to hold in the foreseeable future. It is widely understood that integrated circuit demand for datacommunications markets has stalled, so we have decided to restrict expensive internal R&D spending in this area until it is much more clear as to what new products will be required as the market recovers. In the meantime, we shall continue to grow Q-DOT's infrastructure, intellectual property and R&D revenue.

Finally, we've been working on new product developments. I previously mentioned the 3 volt products. These have been transferred from design engineering to production engineering, who supports ongoing yield enhancement and other cost reduction programs on all products. The two largest development projects have been the installation of our Silicon Nitride (SONOS) nonvolatile memory process into the Amkor/Anam 0.25 micron production line and the design activities required to bring products to market using the process. Much of the design activity is dependent on having the process development nearly complete, as these process data are required for the designers to implement and simulate circuits. The process development has yielded a very robust nonvolatile technology, exceeding our initial target specifications. The design parameters defined by the process development have been loaded into the software tools and design of the first product, a 1 Mbit nvSRAM is well underway.

A side note on the 1 Mbit design; We have merged our ASIC and memory design teams together and are using the ASIC expertise in logic design to implement the internal architecture for the new memory products. Nonvolatile SRAMs incorporate complex internal operations that are very different from standard SRAM products, but must execute these operations transparently to the system designer. The combined teams have designed new ways to incorporate these functions to improve functionality, performance and production costs. Early discussions with major customers have resulted in very positive feedback, already initiating system design activities that will use the 1 Mbit products when available.

To summarize:

     o    We're maintaining market position with current 5 volt nvSRAM products.

     o Most current system design activities are using the new 3 volt 256 Kbit products.

     o Q-DOT is focusing on growing their high-performance R&D business while the datacommunications markets stabilize. Commercial product development will continue at a modest level until the market shows clearer direction.

     o 0.25 micron, 1 Mbit development is well underway using the combined memory and ASIC design teams. We're in early dialog with key customers on this product family.

     o Sales and marketing strategies for our PLD conversions have been refined to focus on fewer, but larger opportunities, which improves our design engineering efficiencies, especially while supporting the new nvSRAM design projects.

Innovation will ultimately be the catalyst that brings the industry out of the doldrums. Simtek's new developments will prove to be the catalyst for Simtek's next surge in the market. In the past year Simtek has added engineering staff and refined our worldwide sales network. Both of these investments have positioned the company for future growth.

All in all, the industry has had two difficult years. I believe that Simtek has used this time wisely to establish exciting opportunities as we introduce new products next year. Without a strong market we expect to grow our business next year through the introduction of new products, and with a market recovery we should expect even more exciting times.

Douglas Mitchell
CEO & President
Simtek Corporation

Simtek Corporation delivers re-programmable nonvolatile semiconductor memories and cost-effective FPGA to ASIC conversions. Information on Simtek products can be obtained from its web page: www.simtek.com; email: info@simtek.com; by calling (719) 531-9444; or fax (719) 531-9481. The company is headquartered in Colorado Springs, Colorado, with international sales and marketing channels. Simtek is listed under the symbol SRAM on the OTC Electronic Bulletin Board.

     Forward-Looking Statements

     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements predicting the availability of new products and statements by Mr. Mitchell predicting the Company's future growth. Such statements involve risks and uncertainties, and actual results could differ materially from the results anticipated in such forward-looking statements as a result of a number of factors, including, but not limited to, the risk of delays in the availability of new products due to technological, market or financial factors including the availability of necessary working capital, or the other factors described in the Company's most recent Form 10-KSB and Form 10-QSB filed with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                        SIMTEK CORPORATION




December 10, 2002                        By: /s/Douglas Mitchell
                                            ------------------------------------
                                            DOUGLAS MITCHELL
                                            Chief Executive Officer, President
                                            and Chief Financial Officer (acting)






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